UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

FINANCIAL INSTITUTIONS, INC.
 (Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street, Warsaw, New York	14569
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 786-1100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 3, 2011, Peter G. Humphrey, President and Chief Executive Officer of Financial Institutions, Inc. (the “Company”), and Karl F. Krebs, Executive Vice President and Chief Financial Officer of the Company, will present at the Keefe, Bruyette & Woods 2011 Community Bank Investor Conference. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL INSTITUTIONS, INC.

Date: August 2, 2011	By:	/s/ Karl F. Krebs

Karl F. Krebs
Executive Vice President and Chief Financial Officer